Unlocking Shareholder Value

Forward Looking Statements Certain statements in this presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward- looking statements. Statements preceded by, followed by or that otherwise include the words "believes", "expects", "anticipates", "intends", "projects", "estimates", "plans", "may increase", "may fluctuate" and similar expressions or future or conditional verbs such as "will", "should", "would", "may" and "could" are generally forward-looking in nature and not historical facts. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements. The Company cannot provide any assurances that the contemplated separation or any of the proposed transactions related thereto will be completed, nor can it give assurances as to the terms on which such transactions will be consummated. The transaction is subject to certain conditions precedent, including final approval by the Board of Directors of Cendant. Various risks that could cause future results to differ from those expressed by the forward-looking statements included in this presentation include, but are not limited to: risks inherent in the contemplated separation and related transactions and borrowings and costs related to the proposed transactions; distraction of the Company and its management as a result of the proposed transactions; changes in business, political and economic conditions in the United States. and in other countries in which Cendant and its companies currently do business; changes in governmental regulations and policies and actions of regulatory bodies; changes in operating performance; and access to capital markets and changes in credit ratings, including those that may result from the proposed transactions. Other unknown or unpredictable factors also could have material adverse effects on Cendant's and its companies' performance or achievements. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this presentation may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this presentation. Important assumptions and other important factors that could cause actual results to differ materially from those in the forward looking statements are specified in Cendant's 10-Q for the quarter ended June 30, 2005, including under headings such as "Forward- Looking Statements" and "Management's Discussion and Analysis of Financial Condition and Results of Operations". Except for the Company's ongoing obligations to disclose material information under the federal securities laws, the Company undertakes no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law. Certain terms used in this presentation are defined in the attached glossary to which you should refer. All data presented for full year 2005 were estimated as of October 24, 2005.

Valuation Challenges Market has not recognized Cendant's value despite strong operating and financial performance and actions to reduce complexity Stock persistently trades at substantial discount to S&P 500, industry peers, DCF valuation and sum-of-the-parts valuation Investors continue to perceive Cendant's portfolio of businesses as too complex Stock trades at "conglomerate discount" Stock reacts negatively when overall Company performance is strong but discrete business units do not meet expectations or face negative headlines Market gives no credit to value of hedged, diversified portfolio

The Solutions Considered Sale of Company No logical strategic buyer Too large for financial sponsor Incremental share buyback / leveraged recapitalization Short-term fix Reduces financial flexibility to respond to unforeseen events Could impact ability to maintain investment grade credit rating Does not address complexity issue Can be undertaken by spin-offs post transaction Restructuring Evaluated several alternatives Sale of individual businesses will result in significant tax leakage Identified most attractive option to maximize shareholder value, short and long-term

The Plan to Unlock Value Separate Cendant into four publicly owned, pure play companies Real Estate Services - Hospitality Travel Network - Vehicle Rental Services Each with its own Leading market positions and brands Significant scale World class, experienced management team Strong balance sheet Cendant shareholders will own 100% of all four companies at closing Structured as tax free spin-offs Expected closing in third quarter 2006

The Plan to Unlock Value Strong capitalization, restructured debt Any refinancing of existing corporate debt will be apportioned to Real Estate Services and Travel Network Hospitality and Vehicle Rental Services will have no corporate debt and will assume existing securitized debt related to timeshare and rental car assets, respectively Dividend and share repurchase strategy Each new company expected to pay a dividend which, in aggregate, will equal or exceed Cendant's current quarterly dividend of $0.11 per share Each new company's Board will determine share repurchase policies Highest corporate governance standards Cross selling opportunities between new companies to be preserved through arms-length contracts

The Plan to Unlock Value Solves complexity / conglomerate issues Creates four pure play companies Allows each business to be valued separately, thus facilitating more accurate market valuations Similar spin-offs have unlocked shareholder value, often resulting in companies that significantly outperform the market and peers Jackson Hewitt - up 39% since IPO in June 2004 (1) PHH - up 24% since spin-off in January 2005 (1) Wright Express - up 7% since IPO in February 2005 (1) Should attract new investors interested in owning stock of individual Cendant businesses but not whole portfolio (1) % increase based on market data as of October 21, 2005

Four Strong Competitors Real Estate Services Principal Officers Henry Silverman, Non- Executive Chairman Richard Smith, CEO 40% of 2005E Revenue 41% of 2005E EBITDA 45% of 2005E Pre-tax Earnings Travel Network Principal Officers Henry Silverman, Chairman & CEO Sam Katz, Vice Chairman & President 19% of 2005E Revenue 29% of 2005E EBITDA 22% of 2005E Pre-tax Earnings Hospitality Principal Officer Steve Holmes, Chairman and CEO 13% of 2005E Revenue 15% of 2005E EBITDA 17% of 2005E Pre-tax Earnings Vehicle Rental Services Principal Officer Ron Nelson, Chairman and CEO 28% of 2005E Revenue 15% of 2005E EBITDA 16% of 2005E Pre-tax Earnings RE Franchise Group RE Brokerage Group Relocation Services Title & Settlement Services Business to Business Business to Consumer Vacation Network Group Hotel Group Timeshare Resort Group Avis Rent A Car System, Inc. Budget Rent A Car System, Inc. Budget Truck Rental All percentages are based on mid-point of Cendant projections issued on October 24, 2005. The percentages have been provided for informational purposes and are not necessarily indicative of the results of future operations or the actual results that would have been achieved had the separation occurred at the beginning of 2005. EBITDA percentages reflect the allocation of corporate overhead based upon Cendant's estimate of each company's relative consumption of Corporate services as a stand-alone public entity. The pretax earnings percentages further reflect the allocation of (i) Corporate depreciation and amortization using the same methodology described above and (ii) Corporate debt interest expense based upon each company's proposed debt structure, for which Cendant expects its Corporate debt will be apportioned approximately equally between the Real Estate Services and the Travel Network.

Real Estate Services at a Glance Real Estate Services is the leader in the residential real estate services sector, operating the world's largest real estate brokerage franchisor, the largest U.S. residential real estate brokerage firm, the premier provider of employee relocation and global mobility services, and a leading provider of title agency and other settlement services Real Estate Franchise Group Century 21, Coldwell Banker, Coldwell Banker Commercial, ERA, Sotheby's International Realty Over 14,000 offices and 300,000 sales associates Real Estate Brokerage Group (NRT) Operates in more than 35 of the nation's largest markets More than 1,000 offices and 60,000 sales associates Relocation Services (Cendant Mobility) Annually assists more than 100,000 employees around the globe Clients include nearly two-thirds of the Fortune 50 Title and Settlements Services

Leading Industry Positions Real Estate Franchise Franchise System Offices Worldwide Agents Century 21 7,560 137,600 Coldwell Banker 3,929 125,100 ERA 2,757 35,400 Sotheby's International Realty 118 2,700 Cendant Real Estate Franchise Group 14,364 300,800 RE/MAX 5,400 100,000 Prudential Real Estate Affiliates 1,800 (1) 58,000 (1) GMAC Real Estate 1,300 (2) 22,000 (2) U.S., Canada and Mexico Only U.S. and Canada Only Cendant data as of June 30, 2005 Competitor data from Web sites, updated Sept. 19, 2005 Top Residential Franchise Systems

Leading Industry Positions Real Estate Brokerage NRT, Incorporated** 1,068 63,869 497,472 $204.5B HomeServices of America 348 18,238 203,502 60.1B Long & Foster 214 13,597 115,189 36.1B Weichert, Realtors 200 10,000 110,500 37.5B Real Living, Inc. 82 2,932 40,296 7.1B Prudential Fox & Roach 58 3,574 34,851 11.4B GMAC 99 3,405 30,611 16.1B Top Residential Brokers * Competitor data as of Dec. 31, 2004 as published in the REAL Trends '"Real Facts" report in May 2005. ** NRT office and agent count is current through Sept. 15, 2005 and includes the acquisition of Coldwell Banker Success Realty and affiliated companies in Arizona and New Mexico. NRT transaction and sales data are as of Dec. 31, 2004. Company Offices Agents Transaction Sides* Sales Volume*

Travel Network at a Glance Travel Network (TN) is a leading global travel network focused on operating across both the consumer direct and business-to-business channels, providing the most comprehensive blend of technology and content available in the industry today. TN is the most geographically diverse and vertically integrated travel company in the global travel industry today. Business to Business Group travel and wholesale services provided by Gullivers Travel Associates Global Distribution System (GDS) through Galileo Corporate travel management services provided by Travelport and Orbitz for Business Business to Consumer Consumer retail travel through brands such as Orbitz and Cheaptickets in the U.S. and ebookers, HotelClub.com, RatesToGo.com, aoyou.com and OctopusTravel.com internationally Vacation Network Group Worldwide timeshare exchange services through RCI Vacation property rental services through brands including Landal Green Parks, English Country Cottages and Novasol

Leading Industry Positions Online Travel and GDS 2004 pro forma gross bookings of almost $8 billion and unique visitors of almost 350 million Unique visitors 155% greater and gross bookings 61% greater than next largest competitor (Travelocity) IAC Travel $13,227 $5,711 Cendant TDS (1) 7,970 1,388 Travelocity 4,943 840 Lastminute 1,905 N/A Priceline 1,686 873 Gross Bookings 2004 Third largest Global Distribution System - Galileo - 2004 segments of 271 million Merchant Gross Bookings (1) Orbitz, Cheaptickets, Gullivers, ebookers, Flairview and Lodging.com Source: 2004 10K Public Filings and Wall Street Research

Leading Industry Positions Timeshare Exchange RCI 3,148,000 456,000 Interval International 1,717,000 270,000 RCI is the world's largest timeshare exchange company Members Exchanges with over 3,700 resorts affiliated with the RCI system.

Leading Industry Positions Vacation Rental Group Leading marketer of vacation rentals throughout Europe Over 1 million rental weeks per year Cendant 52,000 Pierre et Vacance/Centerparks 35,000 Interhome 19,250 Interchalet 18,000 Dan Center 8,000 Properties

Hospitality at a Glance Hospitality is one of the world's largest lodging companies, with nine of the best known brands, and the world's largest developer, marketer and manager of timeshares Hotel Group Nine brands including: Days Inn, Howard Johnson, Knights Inn, Ramada, Super 8, Travelodge, Wyndham, Wingate Inn, AmeriHost Inn Nearly 6,500 hotels and approximately 540,000 rooms on five continents TripRewards loyalty program with more than 4 million members Timeshare Resort Group Fairfield Resorts and Trendwest Resorts Over 140 resorts, more than 13,000 timeshare units and over 760,000 owner families

Leading Industry Positions Lodging Franchise We franchise over 10% of the entire US hotel room supply (3) Our brands sell nearly one out of every five economy and mid- priced room nights in the US (3) Hotels Rooms RevPar Cendant Hotel Group (1) 6,358 513,717 $31.92 Choice Hotels 3,868 312,630 $28.54 Domestic Economy Segment Hotels (2) 9,418 733,314 $26.84 Domestic and international data for Days Inn, Super 8, Ramada, Howard Johnson, Travelodge, Knights Inn, Wingate Inn and AmeriHost Inn. System size as of Aug. 31, 2005. RevPAR reported for Q2 2005. Approximately 74% of Cendant rooms are classified as economy. Source: Smith Travel Research - Hotel Room Count Report (June 2005); Lodging Review (June 2005) Smith Travel Research and Cendant Data

Leading Industry Positions Timeshare Development Cendant $1,250 139 15,261 729,700 Marriott 1,280 49 9,167 279,700 Starwood 570 16 3,625 160,130 BlueGreen 311 36 3,754 134,380 Hilton 275 28 4,225 97,445 Source: Vacation Ownership World 2004 Edition Resorts Units Members V.O.I. Sales(1) (millions) (1) Excludes fractional product

Vehicle Rental Services at a Glance Vehicle Rental Services is one of the largest general-use car rental operators in the U.S., with two of the most recognized brands in the industry, and the second-largest consumer truck rental company in the U.S. Avis Rent A Car World's second largest general-use car rental business with approximately 2000 locations in the U.S., Canada, Australia, New Zealand and the Latin American/Caribbean region Budget Rent A Car Operates and/or franchises approximately 1,800 rental locations in the U.S., Canada, Latin America, Caribbean, Australia and New Zealand Budget Truck Rental Second largest consumer truck rental company in the U.S. with more than 2,800 locations, serving both the consumer and light duty commercial sectors

Leading Industry Positions Car Rental Leading business and consumer rental car brands - Avis and Budget Avis 343 $2.3 Budget (2) 249 1.1 Cendant Car Rental Group 592 $3.4 Hertz 338 3.5 Enterprise 300 5.9 National 236 1.8 Dollar Thrifty 203 1.3 On-Airport Locations (1) Source: Auto Rental News, Company Websites, Hoover's, Company Research Domestic only Excludes truck rental Total 2004 Revenue (1) (billions)

Glossary Set forth below are definitions for certain defined terms that may be used in the presentation to which this Glossary is attached. Such metrics may not be comparable to similarly titled measures used by other companies and may not be measurements recognized under generally accepted accounting principles. Corporate Debt or Total Debt: Current portion of long term debt plus long term debt plus Upper DECs (all of which are presented on the balance sheet). Corporate Debt and Total Debt do not include liabilities under management programs. EBITDA: Income from continuing operations before (i) non-program related depreciation and amortization, (ii) non-program related interest, (iii) amortization of pendings and listings, (iv) income taxes and (v) minority interest (all of which are presented on the income statement).